Acquisitions (Tables)	12 Months Ended
Dec. 31, 2020
Disclosure Of Business Combinations [Abstract]
Summary of Consideration Paid for Acquiring Assets and Liabilities

Accounting policy

Goodwill, being the excess of the consideration over the net tangible and intangible assets acquired, represents benefits which do not qualify for recognition as intangible assets, including: the ability of a business to generate higher returns than individual assets; skilled workforces; and acquisition synergies that are specific to the Group. In addition, goodwill arises on the recognition of deferred tax liabilities in respect of intangible assets for which amortisation does not qualify for tax deductions.

During the year, a number of acquisitions were made. The net assets of the businesses acquired are incorporated at their fair value to the Group. Provisional fair values of the consideration given and of the assets and liabilities acquired are summarised below.

	Fair value	Fair value	Fair value
	2020	2019	2018
	£m	£m	£m
Goodwill	570	257	626
Intangible assets	427	245	423
Property, plant and equipment	3	1	5
Non current assets	1	4	12
Current assets	20	20	24
Current liabilities	(24)	(53)	(72)
Borrowings	(3)	(6)	(12)
Deferred tax	(90)	(44)	(51)
Net assets acquired	904	424	955
Consideration (after taking account of £29m (2019: £32m; 2018: £27m) net cash acquired)	904	424	955
Less: consideration deferred to future years	(40)	(10)	(36)
Less: acquisition date fair value of equity interest	—	(15)	—
Net cash flow	864	399	919